SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 21, 1999
                Date of Report (Date of earliest event reported)


                              PMCC FINANCIAL CORP.
             (Exact name of Registrant as specified in its charter)


         Delaware                    1-7614                     11-3404072
      (State or other         (Commission File Number)        (IRS Employer
jurisdiction of incorporation)                            Identification Number)



                               3 Expressway Plaza
                            Roslyn Heights, NY 11577


                                 (516) 625-3000
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2


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Item 5.  Other Events

                  Reference is made to the Company's press release attached hereto as Exhibit 99.01 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release).

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

                  Exhibit 99.1 Press Release issued December 22, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PMCC FINANCIAL CORP.

Date:  December 22, 1999

                                                  By: /s/ Stephen J. Mayer
                                                      --------------------
                                                Name:  Stephen J. Mayer
                                               Title:  Chief Financial Officer